TRUST FOR CREDIT UNIONS
Money Market Portfolio
(the “Portfolio”)
Supplement dated June 2, 2010 to the
Prospectus dated December 28, 2009, as amended
This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
The Securities and Exchange Commission (“SEC”) has recently amended its regulations with respect to money market funds. Beginning May 28, 2010, all money market funds, including the Portfolio, are required to comply with SEC requirements with respect to the liquidity of a money market fund’s investments. Specifically, the Portfolio is now required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (such as demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio’s investments in illiquid securities will be limited to 5% of the Portfolio’s total assets.
Beginning June 30, 2010, the Portfolio will be required to limit its dollar-weighted average portfolio maturity (“WAM”) to 60 days or less and its dollar-weighted average life to maturity (i.e. its dollar-weighted average portfolio maturity without regard to any maturity shortening provisions applicable to variable and floating rate securities) (“WAL”) to 120 days or less.
Goldman Sachs Asset Management, L.P., the Portfolio’s investment adviser, does not expect these amended regulations to have a significant impact on the management of the Portfolio.
TCU-SUP-PRO-0610